Exhibit 10.5



                          FIRST SUPPLEMENTAL INDENTURE

                              WYNN LAS VEGAS, LLC
                                      and
                         WYNN LAS VEGAS CAPITAL CORP.,
                         as joint and several obligors

                                      and

                         DESERT INN WATER COMPANY, LLC
                         WYNN DESIGN & DEVELOPMENT, LLC
                           WYNN RESORTS HOLDINGS, LLC
                           WYNN SHOW PERFORMERS, LLC
                               WYNN SUNRISE, LLC
                               LAS VEGAS JET, LLC
                               WORLD TRAVEL, LLC
                                   PALO, LLC,
                                      and
                              VALVINO LAMORE, LLC
                                 as Guarantors

                                      and

                             WYNN RESORTS, LIMITED
                            as the Parent Guarantor

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                   as Trustee

                             _____________________

                          First Supplemental Indenture
                         Dated as of December 14, 2004

                          Supplementing the Indenture
                          Dated as of October 30, 2002
                             _____________________


                      12.0% Second Mortgage Notes due 2010

      THIS FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of December 14, 2004, between Wynn Las Vegas, LLC, a Nevada limited liability company ("Wynn Las Vegas"), and Wynn Las Vegas Capital Corp., a Nevada corporation ("Wynn Capital," and together with Wynn Las Vegas, the "Issuers"), as joint and several obligors, and Desert Inn Water Company, LLC, a Nevada limited liability company, Wynn Design & Development, LLC, a Nevada limited liability company, Wynn Resorts Holdings, LLC, a Nevada limited liability company, Wynn Show Performers, LLC, a Nevada limited liability company, Wynn Sunrise, LLC, a Nevada limited liability company, Las Vegas Jet, LLC, a Nevada limited liability company, World Travel, LLC, a Nevada limited liability company, Palo, LLC, a Delaware limited liability company, and Valvino Lamore, LLC, a Nevada limited liability company, as guarantors, Wynn Resorts, Limited, a Nevada corporation, as the parent guarantor, and Wells Fargo Bank, National Association, as trustee (the "Trustee"), under the Indenture, dated as of October 30, 2002 (as supplemented to date, the "Indenture"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Indenture.

                              W I T N E S S E T H:

      WHEREAS, the Issuers, the Trustee, the Parent Guarantor and the Initial Guarantors have heretofore executed and delivered the Indenture providing for the issuance by the Issuers of 12.0% Second Mortgage Notes due 2010 (the "Notes");

      WHEREAS, Wynn Show Performers, LLC and Wynn Sunrise, LLC have each previously entered into an Assumption Agreement in favor of the Trustee pursuant to which they agreed to guarantee the Notes;

      WHEREAS, as part of a series of transactions to refinance the Issuers' existing debt and to improve their financial flexibility, Wynn Las Vegas has, among other things, (i) made an offer to purchase for cash any and all of the outstanding Notes (the "Tender Offer"), (ii) solicited consents from the Holders of the Notes to certain proposed amendments to the Indenture and the Collateral Documents (the "Consent Solicitation"), in each case, in accordance with the terms and conditions of an Offer to Purchase and Consent Solicitation Statement, dated November 10, 2004 (the "Solicitation Statement");

      WHEREAS, Section 9.02 of the Indenture provides that, with the consent of the Holders of a majority in principal amount of the Notes then outstanding, voting as a single class, the Issuers, the Guarantors, the Parent Guarantor and the Trustee may amend or supplement the Indenture and the Notes;

      WHEREAS, the Holders of a majority of the principal amount of the Notes outstanding have duly consented to the proposed amendments set forth in this First Supplemental Indenture in accordance with Section 9.02 of the Indenture;

      WHEREAS, the Issuers have heretofore delivered or are delivering contemporaneously herewith to the Trustee (i) copies of resolutions of the Board of Directors of the Issuers and the Guarantors authorizing the execution of this First Supplemental Indenture, (ii) evidence of the written consent of the Holders set forth in the immediately preceding paragraph, and (iii) the Officers' Certificate and the Opinion of Counsel described in Sections 13.04 and 13.05 of the Indenture; and

      WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this First Supplemental Indenture and to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed.

      NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this First Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows.

                                  ARTICLE ONE

                                   AMENDMENTS

      SECTION 1.01. Amendment of Definitions.

      (a) The definition of "Aircraft Assets" contained in Section 1.01 entitled "Definitions" is hereby amended to read as follows:

            "Aircraft Assets" means the 1999 Boeing 737-79U Business Jet aircraft bearing manufacturer's serial number 29441 and United States Federal Aviation Administration Registration Number N88WZ, together with engines attached thereto, and any aircraft acquired in exchange therefor or in replacement thereof.

      (b) The definition of "Collateral" contained in Section 1.01 entitled "Definitions" is hereby amended to insert the following phrase at the end of the definition: "provided, however, that Collateral shall not include the Aircraft Assets and Released Collateral."

      (c) The definition of "Collateral Documents" contained in Section 1.01 entitled "Definitions" is hereby amended to read as follows:

            "Collateral Documents" means:

            (1)   the Completion Guarantee,

            (2)   the Deeds of Trust,

            (3)   the Guarantee and Collateral Agreements,

            (4)   the Intercreditor Agreement,

            (5)   the Secured Account Agreement, and

            (6) instruments, documents, pledges or filings that create, evidence, perfect, set forth, consent to, acknowledge or limit the security interest of the Trustee (or a collateral agent or other agent acting on behalf of, among others, the Trustee) in the Collateral, in each case, as amended, restated, modified or otherwise supplemented from time to time in accordance with their respective terms and with this Indenture and the Collateral Documents.

      (d) Section 1.01 entitled "Definitions" is hereby amended to add the following definition:

            "First Supplemental Indenture" means that certain First Supplemental Indenture, dated as of December 14, 2004, by and among the Issuers, the Guarantors, the Parent Guarantor and the Trustee.

      (e) The definition of "Golf Course Land" contained in Section 1.01 entitled "Definitions" is hereby amended to read as follows:

            "Golf Course Land" means that portion of the Project Site designated as the Golf Course Land in the applicable Deeds of Trust, together with all improvements thereon and all rights appurtenant thereto.

      (f) The definition of "Guarantors" contained in Section 1.01 entitled "Definitions" is hereby amended to insert the following phrase at the end of the definition: "provided, further, that Guarantors shall not include the Released Guarantors."

      (g) The definition of "Intercreditor Agreements" contained in Section
1.01 entitled "Definitions" is hereby deleted and replaced with the following:

            "Intercreditor Agreement" means the Project Lenders
Intercreditor Agreement

      (h) All references to "Intercreditor Agreements" in the Indenture shall hereby be replaced with the phrase "Intercreditor Agreement."

      (i) Section 1.01 entitled "Definitions" is hereby amended to add the following definition:

            "Released Collateral" shall have the meaning set forth in the First Supplemental Indenture.

      (j) Section 1.01 entitled "Definitions" is hereby amended to add the following definition:

            "Released Guarantors" shall have the meaning set forth in the First Supplemental Indenture.

      (k) The definition of "Restricted Entity" contained in Section 1.01 entitled "Definitions" is hereby deleted, and all references to Restricted Entity or Restricted Entities contained in the Indenture are hereby deleted.

      (l) The definition of "Restricted Subsidiary" contained in Section 1.01 entitled "Definitions" is hereby amended to read as follows:

            "Restricted Subsidiary" means any Subsidiary of Wynn Las Vegas that is not an Unrestricted Subsidiary.

      (m) The definition of "Secured Account Agreement" contained in Section
1.01 entitled "Definitions" is hereby amended to read as follows:

            "Secured Account Agreement" means any account control agreement among the Issuers, the securities intermediary named therein, and the Trustee (or a collateral agent or other agent acting on behalf of, among others, the Trustee), relating to the Secured Account, as such agreement is amended, modified or otherwise supplemented from time to time in accordance with its terms, this Indenture and the other Collateral Documents.

      (n) The definition of "Significant Restricted Entity" contained in
Section 1.01 entitled "Definitions" is hereby deleted in its entirety.

      (o) The definition of "Significant Restricted Subsidiary" contained in
Section 1.01 entitled "Definitions" is hereby amended to read as follows:

            "Significant Restricted Subsidiary" means any Restricted Subsidiary if such Restricted Subsidiary (a) contributes at least 10% of the total consolidated income from continuing operations of Wynn Las Vegas and its Restricted Subsidiaries, before income taxes and extraordinary items, or
      (b) owns at least 10% of the total assets of Wynn Las Vegas and its Restricted Subsidiaries, on a consolidated basis.

      (p) Paragraph (1) of the definition of "Subsidiary" contained in Section
1.01 entitled "Definitions" is hereby amended to insert the phrase ", excluding any trust that owns the Aircraft Assets" after the phrase "(or a combination thereof)."

      (q) Section 1.01 entitled "Definitions" is hereby amended to add the following definition:

            "WLV Transfer Land" means the parcels of land located on the periphery of the Golf Course Land identified by the following Clark County assessor's parcel numbers: 162-16-510-023, 162-16-510-026,
      162-16-510-027, 162-16-610-020, 162-16-610-023, 162-16-610-024,
      162-16-610-025, 162-16-610-026, 162-16-610-027 and 162-16-610-031.

      (r) Section 1.01 entitled "Definitions" is hereby amended to add the following definition:

               "Wynn Resorts Holdings Water Permits" means, collectively, the permits identified as of the date of the First Supplemental Indenture as Water Permit No. 69513 (Cert. 4765), Water Permit No. 69514 (Cert. 4766), Water Permit No. 69515 (Cert. 7828), Water Permit No. 69516 (Cert. 7827), Water Permit No. 68517 (Cert. 7829) and Water Permit No. 69518 (Cert.
      7830), in each case as shown in the records of the State of Nevada, Division of Water Resources, in Carson City, Nevada (and any successor or replacement thereto).

      (s) Notwithstanding the foregoing, the Indenture is hereby amended by deleting the definitions of (a) any terms that are only used in sections eliminated as a result of the amendments of the Indenture pursuant to this First Supplemental Indenture, and (b) the following terms: "Disbursement Agreement," "Intellectual Property Security Agreement," "Parent Security Agreement," and "Management Fees Subordination Agreement."

      SECTION 1.02. Other Amendments.

      (a) The Indenture is hereby amended to delete the text of each of the following sections in their entirety and to insert in lieu thereof the phrase "Intentionally Omitted":

            (1) Section 4.03 entitled "Reports;"

            (2)   Section 4.04 entitled "Compliance Certificate;"

            (3)   Section 4.05 entitled "Taxes;"

            (4)   Section 4.06 entitled "Stay, Extension and Usury Laws;"

            (5)   Section 4.07 entitled "Restricted Payments;"

            (6) Section 4.08 entitled "Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries of Wynn Las Vegas;"

            (7) Section 4.09 entitled "Incurrence of Indebtedness and Issuance of Preferred Equity;"

            (8)   Section 4.10 entitled "Asset Sales;"

            (9)   Section 4.11 entitled "Transactions With Affiliates;"

            (10)  Section 4.12 entitled "Liens;"

            (11)  Section 4.13 entitled "Line of Business;"

            (12)  Section 4.14 entitled "Corporate and Organizational
                  Existence;"

            (13)  Section 4.15 entitled "Offer to Purchase Upon Change of
                  Control;"

            (14)  Section 4.16 entitled "Events of Loss;"

            (15) Section 4.17 entitled "Designation of Restricted and Unrestricted Subsidiaries;"

            (16)  Section 4.18 entitled "Construction;"

            (17)  Section 4.19 entitled "Limitations on Use of Proceeds;"

            (18) Section 4.20 entitled "Limitation on Status as Investment Company;"

            (19) Section 4.21 entitled "Limitation on Sale and Leaseback Transactions;"

            (20) Section 4.22 entitled "Limitation on Development of Phase II Land;"

            (21) Section 4.23 entitled "Limitation on Development of Golf Course Land;"

            (22) Section 4.24 entitled "Restrictions on Payments of Management Fees;"

            (23)  Section 4.25 entitled "Advances to Guarantors;"

            (24) Section 4.26 entitled "Limitation on Issuances and Sales of Equity Interests in Wholly Owned Subsidiaries;"

            (25) Section 4.27 entitled "Limitation on Issuances of Guarantees of, or Security Interests to Secure, Indebtedness;"

            (26)  Section 4.28 entitled "Amendments to Certain Agreements;"

            (27) Section 4.29 entitled "Amendments to Limited Liability Company Agreements and Charter Documents;"

            (28)  Section 4.30 entitled "Insurance;"

            (29)  Section 4.33 entitled "Further Assurances;"

            (30)  Section 4.34 entitled "Nevada PUC Approvals;"

            (31)  Section 4.35 entitled "Payments for Consents;" and

            (32) Section 4.36 entitled "Restrictions on Activities of Wynn Capital."

Any and all references to the foregoing sections and any and all obligations thereunder related solely to such sections are hereby deleted throughout the Indenture and the Collateral Documents, and shall be of no further force or effect.

      (b) Clause (1) of the first paragraph of Section 4.31 of the Indenture entitled "Additional Collateral; Formation or Acquisition of Restricted Subsidiaries, Designation of Unrestricted Subsidiaries as Restricted Subsidiaries or Permitted C-Corp. Conversion" is hereby amended to read as follows: "(1) the formation or acquisition of any Restricted Subsidiary."

      (c) Section 4.31 entitled "Additional Collateral; Formation or Acquisition of Restricted Subsidiaries, Designation of Unrestricted Subsidiaries as Restricted Subsidiaries or Permitted C-Corp. Conversion" is hereby amended to delete paragraphs (2) and (3) of subsection (c) and to delete subsection (f).

      (d) Section 4.32 entitled "Additional Collateral; Acquisition of Assets or Property" is hereby amended to delete paragraph (2) of subsection (b), and subsection (c).

      (e) The Indenture is hereby amended to delete paragraphs (4), (5), (6) and (7) of subsection (a) of Section 5.01 entitled "Merger, Consolidation, or Sale of Assets."

      (f) The Indenture is hereby amended to delete subsections (c) through
(p), inclusive, of Section 6.01 entitled "Events of Default."

      (g) Section 6.01 entitled "Events of Default" is hereby amended by the addition of the following subsection, immediately following subsection (b) thereof:

            (c) the Issuers are in default in the performance of or compliance with any indenture or instrument evidencing Indebtedness that is secured by Liens on the Collateral, which Liens, pursuant to the Intercreditor Agreement, are pari passu with the Liens securing the Notes, and, as a consequence of such default, such Indebtedness has become, or has been declared, due and payable before its stated maturity;

      (h) The first sentence of Section 6.02 entitled "Acceleration" is hereby amended to read in its entirety as follows: "In the case of an Event of Default specified in clause (c) of Section 6.01 hereof, all outstanding Notes shall become due and payable immediately without further action or notice."

      (i) Section 6.02 entitled "Acceleration" is hereby amended to delete the second paragraph thereof in its entirety.

      (j) Paragraph (1) of subsection (a) of Section 10.03 entitled "Release of Collateral" is hereby amended to read in its entirety as follows:

            (1) all Collateral that is contributed, sold, leased, conveyed, transferred, exchanged or otherwise disposed of (a) in a manner not prohibited by this Indenture, (b) to an Unrestricted Subsidiary of Wynn Las Vegas in accordance with this Indenture and the Collateral Documents or (c) as expressly permitted by the Collateral Documents.

      (k) Subsection (b) of Section 10.03 entitled "Release of Collateral" is hereby amended to read in its entirety as follows:

            (b) The Trustee shall release (at the sole cost and expense of the Issuers) the Liens in favor of the Trustee for the benefit of the Holders on all of the Golf Course Land so long as: (1) the lenders under the Credit Agreement concurrently release their Liens on the Golf Course Land, and (2) the Issuers deliver to the Trustee an Officers' Certificate confirming that fact.

      (l) Any and all references in the Indenture to any of the foregoing sections, subsections, paragraphs, clauses or other terms that are deleted pursuant to any of the foregoing provisions, and any and all obligations thereunder related solely to such sections, subsections, paragraphs, clauses and terms are hereby deleted throughout the Indenture, and shall be of no further force or effect.

                                  ARTICLE TWO

                           GUARANTEES AND COLLATERAL

      SECTION 2.01. Release of Guarantors from their Note Guarantees. Wynn Resorts is hereby released from the Parent Guarantee, and Wynn Resorts and each of the following Persons (collectively, the "Released Guarantors") is hereby released from its Note Guarantee, and shall have no further obligations under the Indenture, the Notes or the Collateral Documents:

            (a) Desert Inn Water Company;

            (b) Palo, LLC;

            (c) Valvino Lamore;

            (d) Wynn Design; and

            (e) Wynn Resorts Holdings.

The Trustee shall execute and deliver any documents reasonably required in order to evidence the release of the Parent Guarantor from the Parent Guarantee, and the release of the Released Guarantors from their Note Guarantees.

      SECTION 2.02. Release of Existing Collateral. The Trustee shall release the Liens and security interests in favor of the Trustee on all of the following assets (collectively, the "Released Collateral"):

            (a) all Capital Stock and related interests in Valvino Lamore held by Wynn Resorts;

            (b) all Capital Stock and related interests in Wynn Design held by Valvino Lamore;

            (c) all Capital Stock and related interests in Desert Inn Water Company held by Valvino Lamore;

            (d) all Capital Stock and related interests in Desert Inn Improvement Co. held by Desert Inn Water Company;

            (e) all Capital Stock and related interests in Wynn Resorts Holdings held by Valvino Lamore;

            (f) all Capital Stock and related interests in Palo, LLC, held by Wynn Resorts Holdings;

            (g) all assets of the Released Guarantors (other than (i) Wynn Resorts Holdings' Capital Stock and related interests in Wynn Las Vegas and (ii) the Conveyance Real Property); and

            (h) all interests and rights of Wynn Las Vegas in the Project Lease and Easement Agreements.

      SECTION 2.03. Real Estate Collateral; Water Permits.

      (a) In order to facilitate transfers among Wynn Resorts and its Subsidiaries of (i) the Wynn Resorts Holdings Water Permits, (ii) the real property held by Wynn Resorts Holdings and Palo, LLC, and (iii) the WLV Transfer Land (collectively, "Conveyance Real Property"), the Trustee shall, at the request of the Issuers execute and deliver any and all documents necessary or desirable to evidence the Trustee's consent to the conveyance, either directly or through a series of transfers, of the Conveyance Real Property to Wynn Las Vegas or one of the Guarantors subject to the existing Liens in favor of the Trustee.

      (b) At the request of the Issuers, the Trustee shall execute and deliver any and all documents, and shall take all action, necessary or desirable to effect the transfer, subject to any required approval of the State of Nevada, Division of Water Resources, of certain water rights covered by or relating to certain Wynn Resorts Holdings Water Permits so that they are covered by or relate to other Wynn Resorts Holdings Water Permits.

      SECTION 2.04. Amendment to Collateral Documents.

      (a) From time to time at the request of the Issuers, the Trustee shall execute and deliver any and all documents, and shall take all action, necessary or desirable in order to evidence (i) the pledge as Collateral of all Capital Stock and related interests of Wynn Las Vegas held by Wynn Resorts Holdings,
(ii) the release of the Parent Guarantor of its obligations under the Parent Guarantee, (iii) each of the other Released Guarantors of its obligations under its Note Guarantee, and (iv) the release of the Trustee's Liens on the Released Collateral, including without limitation, the return of Released Collateral in the Trustee's possession, and the execution and delivery of related instruments of transfer, lien, releases, reconveyances, termination statements and any similar documents and instruments.

      (b) At the request of the Issuers, the Trustee shall, on or after the Operative Date, execute and deliver to the Issuers the following documents:

            (i) an amended and restated Guarantee and Collateral Agreement, with terms substantially consistent with the terms of the Consent Solicitation;

            (ii) an amended and restated Project Lenders Intercreditor Agreement, with terms substantially consistent with the terms of the Consent Solicitation;

            (iii) an Omnibus Termination of Agreements, with terms substantially consistent with the terms of the Consent Solicitation;

            (iv) amended and restated Deeds of Trust, with terms substantially consistent with the Consent Solicitation; and

            (v) an amended and restated Completion Guarantee, with terms substantially consistent with the Consent Solicitation.

      (c) The Issuers may, at their option, on or after the Operative Date, cause to be executed and delivered any or all of the following documents:

            (i) amended and restated control agreements, with terms substantially consistent with the Consent Solicitation;

            (ii) an amended and restated Secured Account Agreement, with terms substantially consistent with the Consent Solicitation; and

            (iii) amended and restated collateral account agreements, with terms substantially consistent with the Consent Solicitation.

      (d) From time to time, at the request of the Issuers, the Trustee shall execute and deliver new intercreditor agreements, so long as their terms are not materially less favorable to the holders of the Notes than the terms of the amended and restated Project Lenders Intercreditor Agreement described in the Solicitation Statement.

      (e) Upon the request of the Issuers or any of the Guarantors or the Parent Guarantor, the Trustee shall execute and deliver such additional instruments, certificates or documents, and take all such actions as may be reasonably required from time to time in order to carry out more effectively the purposes of the Consent Solicitation.

                                 ARTICLE THREE

                                     WAIVER

      SECTION 3.01. Waiver. Effective as of the date hereof, any and all existing Defaults or Events of Default and their consequences under the Indenture are waived (except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes).

                                  ARTICLE FOUR

                 EFFECTIVENESS OF FIRST SUPPLEMENTAL INDENTURE

      SECTION 4.01. Effectiveness of First Supplemental Indenture. This First Supplemental Indenture shall become effective when, and only when, all of the following conditions shall have been satisfied:

            (a) the Issuers shall have received the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to effect the amendments to the Indenture set forth herein; and

            (b) duly executed counterparts hereof shall have been executed and delivered by the Issuers, the Parent Guarantor, the Guarantors and the Trustee.

      SECTION 4.02. Operativeness of Amendments. Notwithstanding Section 4.01 hereof, the amendments to the Indenture, the release of Note Guarantees and the release of Collateral set forth in this First Supplemental Indenture shall become operative on the earliest date (the "Operative Date") when all of the following additional conditions shall have been satisfied:

            (a) the Issuers shall have accepted the Notes validly tendered in connection with the written consents referred to in Section 4.01(a) as of the Consent Date (as defined in the Solicitation Statement); and

            (b) the Financing Condition (as defined in the Solicitation Statement) shall have been satisfied.

                                  ARTICLE FIVE

                                 MISCELLANEOUS

      SECTION 5.01. Reference to and Effect on the Indenture. On and after the Operative Date, each reference in the Indenture to "this Indenture," "hereunder," "hereof," or "herein" shall mean and be a reference to the Indenture as supplemented by this First Supplemental Indenture unless the context otherwise requires. The Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

      SECTION 5.02. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE, SUBJECT TO APPLICABLE GAMING LAWS.

      SECTION 5.03. Trust Indenture Act Controls. No modification of any provisions of the Indenture effected by this First Supplemental Indenture is intended to eliminate or limit any provision of the Indenture that is required to be included therein by the Trust Indenture Act of 1939, as amended, as in force as of the effectiveness of this First Supplemental Indenture.

      SECTION 5.04. Trustee Disclaimer; Trust. The recitals contained in this First Supplemental Indenture shall be taken as the statements of the Issuers and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The Trustee accepts the trust created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

      SECTION 5.05. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

      SECTION 5.06. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

      SECTION 5.07. Severability. In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, including any amendment or waiver that, pursuant to Section 9.02 of the Indenture, requires the consent of each Holder affected, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the date hereof.

ISSUERS:

                        WYNN LAS VEGAS, LLC,
                        a Nevada limited liability company,

                        By:  Wynn Resorts Holdings, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

                        WYNN LAS VEGAS CAPITAL CORP.,
                        a Nevada corporation,

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

                        GUARANTORS:

                        DESERT INN WATER COMPANY, LLC,
                        a Nevada limited liability company,

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name:   Ronald J. Kramer
                             Title:  President

                        WYNN DESIGN & DEVELOPMENT, LLC,
                        a Nevada limited liability company,

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name:   Ronald J. Kramer
                             Title:  President

                        WYNN RESORTS HOLDINGS, LLC,
                        a Nevada limited liability company,

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

                        WYNN SHOW PERFORMERS, LLC,
                        a Nevada limited liability company,

                        By:  Wynn Las Vegas, LLC,
                             a Nevada limited liability company,

                        By:  Wynn Resorts Holdings, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name:    Ronald J. Kramer
                             Title:   President

                        WYNN SUNRISE, LLC,
                        a Nevada limited liability company,

                        By:  Wynn Las Vegas, LLC,
                             a Nevada limited liability company,

                        By:  Wynn Resorts Holdings, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------
                             Name:    Ronald J. Kramer
                             Title:   President

                        LAS VEGAS JET, LLC,
                        a Nevada limited liability company,

                        By:  Wynn Las Vegas, LLC,
                             a Nevada limited liability company,

                        By:  Wynn Resorts Holdings, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

                        WORLD TRAVEL, LLC,
                        a Nevada limited liability company,

                        By:  Wynn Las Vegas, LLC,
                             a Nevada limited liability company,

                        By:  Wynn Resorts Holdings, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Valvino Lamore, LLC,
                             a Nevada limited liability company,
                             its sole member

                        By:  Wynn Resorts, Limited,
                             a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------------
                             Name:   Ronald J. Kramer
                             Title:  President

                        PALO, LLC,
                        a Delaware limited liability company,

                        By: Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

                        By: Valvino Lamore, LLC, a Nevada limited liability company, its sole member

                        By: Wynn Resorts, Limited, a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

                        VALVINO LAMORE, LLC,
                        a Nevada limited liability company,

                        By: Wynn Resorts, Limited, a Nevada corporation, its sole member

                        By:   /s/ Ronald J. Kramer
                             -------------------------------------
                             Name: Ronald J. Kramer
                             Title:   President

PARENT GUARANTOR:

                        WYNN RESORTS, LIMITED,
                        a Nevada corporation

                        By:  /s/ Ronald J. Kramer
                            --------------------------------------
                            Name: Ronald J. Kramer
                            Title:   President


WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Jane Y. Schweiger
    --------------------------------
    Name:  Jane Y. Schweiger
    Title: Vice President